UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2005

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PEI Center	18711
Wilkes-Barre, Pennsylvania (Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (570) 820-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 27, 2005, Southern Union Company (“Southern Union” or the “Company”) granted 32,661 restricted shares of the Company’s common stock and options to purchase 250,000 shares of the Company’s common stock under the Southern Union Company Amended and Restated 2003 Stock and Incentive Plan (the “Plan”) to the Company’s Interim General Counsel, Eric D. Herschmann. The stock options subject to this award are fully vested, are exercisable at the fair market value of the Company’s common stock on the date of grant and remain exercisable for a period of ten years from the date of grant. The restricted stock subject to this award will vest in full on January 2, 2006, provided that Mr. Herschmann and/or his law firm, Kasowitz, Benson, Torres & Friedman, LLP, continue to provide services of at least an average of 50 hours per month during the period from May through December 2005. Such restricted stock award shall vest in full if Mr. Herschmann dies or becomes disabled during this period or if the Company terminates its relationship with him other than for cause during such period, provided that Mr. Herschmann has continued to satisfy the conditions to vesting prior to the date on which he dies, becomes disabled or is terminated.

A copy of the Restricted Share Agreement relating to such restricted stock award and the Non-qualified Stock Option Agreement relating to such stock option award are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

Also on June 27, 2005, the Company granted 4,000 restricted shares of the Company’s common stock to each of its non-management directors under the Plan. Each non-employee director’s restricted stock award will vest in full on January 2, 2006, provided that he continues to serve as a director until such date. In addition, such restricted stock award shall vest in full if a non-employee director dies or becomes disabled during this period or if the Company terminates its relationship with him other than for cause during such period.

A copy of the form of Restricted Share Agreement relating to such restricted stock awards is attached to this Current Report on Form 8-K as Exhibit 99.3.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

On June 27, 2005, the Company sent a notice to its directors and executive officers pursuant to Rule 104 of Regulation Blackout Trading Restriction (“Reg. BTR”) informing them of the early termination of the blackout period under all of the Company’s equity-based compensation plans that are registered under the Securities Act of 1933. The blackout period commenced March 21, 2005 and the Company had previously indicated its expectation that the blackout period would end prior to or by June 30, 2005.

The Sarbanes-Oxley Act established new rules that govern publicly traded companies, such as the Company, and the information such companies are required to file with the Securities and Exchange Commission. Because the Company recently changed its fiscal year end from June 30 to December 31, the Company became subject to the new informational requirements of the Sarbanes-Oxley Act on December 31, 2004, rather than on June 30, 2005, as previously planned. One of the effects of that change was that the Company was unable to comply with some of the new requirements of the Sarbanes-Oxley Act by the March 16, 2005 due date of its Transition Report on Form 10-K.

Also on June 27, 2005, the Company filed an amendment to its Transition Report on Form 10-K containing all the information needed to comply with these new requirements. Accordingly, the Company will resume offering its employees the ability to purchase the Company’s common stock, or to receive allocations of employer contributions in common stock, under all of the Company’s equity-based compensation plans that are registered under the Securities Act of 1933. Therefore, it is the Company’s opinion that Reg. BTR no longer prohibits the Company’s directors and executive officers from purchasing, selling or otherwise acquiring or transferring any equity security of the Company that was acquired by the insider “in connection with his or her service or employment” as an officer or director.

Inquiries about the blackout period should be directed to:
David J. Kvapil
Executive Vice President and Chief Financial Officer
Southern Union Company
One PEI Center, Second Floor
Wilkes-Barre, Pennsylvania 18711
(570) 829-8662

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit Number	Description

99.1	Restricted Share Agreement of Eric D. Herschmann
99.2	Non-Qualified Stock Option Agreement of Eric D. Herschmann
99.3	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors

This release and other reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.

Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union’s service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to Southern Union’s gas distribution business; new legislation and government regulations and proceedings affecting or involving Southern Union; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other businesses or investments that Southern Union has acquired or may acquire may not be successfully integrated with the business of Southern Union; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; Southern Union’s, or any of its subsidiaries, debt securities ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)
Date: June 28, 2005	By:	/s/ David J. Kvapil
David J. Kvapil
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Restricted Share Agreement of Eric D. Herschmann
99.2	Non-Qualified Stock Option Agreement of Eric D. Herschmann
99.3	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors